The Bank of New York Mellon Corporation

Financial Supplement

Third Quarter 2021

THE BANK OF NEW YORK MELLON CORPORATION
CONSOLIDATED FINANCIAL HIGHLIGHTS
(dollars in millions, except per common share amounts, or unless otherwise noted)						3Q21 vs.				YTD21 vs.
	3Q21	2Q21	1Q21	4Q20	3Q20	2Q21	3Q20	YTD21	YTD20	YTD20
Selected income statement data
Fee revenue	$3,265	$3,224	$3,257	$3,114	$3,074	1%	6%	$9,746	$9,401	4%
Other revenue	129	91	9	49	70	N/M	N/M	229	267	N/M
Total fee and other revenue	3,394	3,315	3,266	3,163	3,144	2	8	9,975	9,668	3
Net interest revenue	641	645	655	680	703	(1)	(9)	1,941	2,297	(15)
Total revenue	4,035	3,960	3,921	3,843	3,847	2	5	11,916	11,965	—
Provision for credit losses	(45)	(86)	(83)	15	9	N/M	N/M	(214)	321	N/M
Noninterest expense	2,918	2,778	2,851	2,925	2,681	5	9	8,547	8,079	6
Income before income taxes	1,162	1,268	1,153	903	1,157	(8)	—	3,583	3,565	1
Provision for income taxes	219	241	221	148	213	(9)	3	681	694	(2)
Net income	$943	$1,027	$932	$755	$944	(8)%	—%	$2,902	$2,871	1%
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$881	$991	$858	$702	$876	(11)%	1%	$2,730	$2,721	—%
Diluted earnings per common share	$1.04	$1.13	$0.97	$0.79	$0.98	(8)%	6%	$3.14	$3.04	3%
Average common shares and equivalents outstanding – diluted (in thousands)	849,028	873,475	885,655	891,846	891,069	(3)%	(5)%	869,324	892,793	(3)%

Financial ratios (Returns are annualized)
Pre-tax operating margin	29%	32%	29%	24%	30%			30%	30%
Return on common equity	8.8%	9.8%	8.5%	6.9%	8.7%			9.1%	9.4%
Return on tangible common equity – Non-GAAP (a)	16.8%	18.6%	16.1%	13.0%	16.7%			17.1%	18.5%
Non-U.S. revenue as a percentage of total revenue	38%	38%	37%	38%	37%			38%	37%

Period end
Assets under custody and/or administration (“AUC/A”) (in trillions) (b)	$45.3	$45.0	$41.7	$41.1	$38.6	1%	17%
Assets under management (“AUM”) (in trillions)	$2.31	$2.32	$2.21	$2.21	$2.04	—%	13%
Full-time employees	48,900	48,800	48,000	48,500	48,600	—%	1%
Book value per common share	$47.30	$47.20	$46.16	$46.53	$45.58
Tangible book value per common share – Non-GAAP (a)	$24.88	$25.64	$24.88	$25.44	$24.60
Cash dividends per common share	$0.34	$0.31	$0.31	$0.31	$0.31
Common dividend payout ratio	33%	27%	32%	39%	32%
Closing stock price per common share	$51.84	$51.23	$47.29	$42.44	$34.34
Market capitalization	$42,811	$44,220	$41,401	$37,634	$30,430
Common shares outstanding (in thousands)	825,821	863,174	875,481	886,764	886,136

Capital ratios at period end (c)
Common Equity Tier 1 ("CET1") ratio	11.7%	12.6%	12.6%	13.1%	13.0%
Tier 1 capital ratio	14.4%	15.2%	15.2%	15.8%	15.7%
Total capital ratio	15.3%	16.0%	16.1%	16.7%	16.6%
Tier 1 leverage ratio	5.7%	6.0%	5.8%	6.3%	6.5%
Supplementary leverage ratio ("SLR")	7.0%	7.5%	8.1%	8.6%	8.5%
(a) Non-GAAP information, for all periods presented, excludes goodwill and intangible assets, net of deferred tax liabilities. See "Supplemental Information – Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 16 for the reconciliation of Non-GAAP measures.

(b) Includes the AUC/A of CIBC Mellon Global Securities Services Company ("CIBC Mellon"), a joint venture with the Canadian Imperial Bank of Commerce, of $1.7 trillion at Sept. 30, 2021 and June 30, 2021, $1.6 trillion at March 31, 2021, $1.5 trillion at Dec. 31, 2020 and $1.4 trillion at Sept. 30, 2020.

(c) Regulatory capital ratios for Sept. 30, 2021 are preliminary. For our CET1, Tier 1 capital and Total capital ratios, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for Sept. 30, 2021, June 30, 2021 and March 31, 2021 was the Standardized Approach for the CET1 and Tier 1 capital ratios and the Advanced Approaches for the Total capital ratio, and for Dec. 31, 2020 and Sept. 30, 2020, was the Advanced Approaches.

N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
CONDENSED CONSOLIDATED INCOME STATEMENT

(dollars in millions, except per share amounts; common shares in thousands)						3Q21 vs.				YTD21 vs.
	3Q21	2Q21	1Q21	4Q20	3Q20	2Q21	3Q20	YTD21	YTD20	YTD20
Revenue
Investment services fees:
Asset servicing fees	$1,223	$1,200	$1,199	$1,138	$1,168	2%	5%	$3,622	$3,500	3%
Clearing services fees	423	435	455	418	397	(3)	7	1,313	1,298	1
Issuer services fees	280	281	245	257	295	—	(5)	806	835	(3)
Treasury services fees	165	160	157	156	152	3	9	482	445	8
Total investment services fees	2,091	2,076	2,056	1,969	2,012	1	4	6,223	6,078	2
Investment management and performance fees	913	889	890	884	835	3	9	2,692	2,483	8
Foreign exchange revenue	185	184	231	187	149	1	24	600	587	2
Financing-related fees	48	48	51	46	49	—	(2)	147	166	(11)
Distribution and servicing	28	27	29	28	29	4	(3)	84	87	(3)
Total fee revenue	3,265	3,224	3,257	3,114	3,074	1	6	9,746	9,401	4
Investment and other income	127	89	9	43	61	N/M	N/M	225	240	N/M
Net securities gains	2	2	—	6	9	N/M	N/M	4	27	N/M
Total other revenue	129	91	9	49	70	N/M	N/M	229	267	N/M
Total fee and other revenue	3,394	3,315	3,266	3,163	3,144	2	8	9,975	9,668	3
Net interest revenue	641	645	655	680	703	(1)	(9)	1,941	2,297	(15)
Total revenue	4,035	3,960	3,921	3,843	3,847	2	5	11,916	11,965	—
Provision for credit losses	(45)	(86)	(83)	15	9	N/M	N/M	(214)	321	N/M
Noninterest expense
Staff	1,584	1,518	1,602	1,554	1,466	4	8	4,704	4,412	7
Software and equipment	372	365	362	359	340	2	9	1,099	1,011	9
Professional, legal and other purchased services	363	363	343	381	355	—	2	1,069	1,022	5
Sub-custodian and clearing	129	132	124	116	119	(2)	8	385	344	12
Net occupancy	120	122	123	173	136	(2)	(12)	365	408	(11)
Distribution and servicing	76	73	74	75	85	4	(11)	223	261	(15)
Bank assessment charges	34	35	34	24	30	(3)	13	103	100	3
Amortization of intangible assets	19	20	24	26	26	(5)	(27)	63	78	(19)
Business development	22	22	19	26	17	—	29	63	79	(20)
Other	199	128	146	191	107	55	86	473	364	30
Total noninterest expense	2,918	2,778	2,851	2,925	2,681	5	9	8,547	8,079	6
Income before income taxes	1,162	1,268	1,153	903	1,157	(8)	—	3,583	3,565	1
Provision for income taxes	219	241	221	148	213	(9)	3	681	694	(2)
Net income	943	1,027	932	755	944	(8)	—	2,902	2,871	1
Net loss (income) attributable to noncontrolling interests	4	(5)	(5)	(5)	(7)	N/M	N/M	(6)	(4)	N/M
Preferred stock dividends	(66)	(31)	(69)	(48)	(61)	N/M	N/M	(166)	(146)	N/M
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$881	$991	$858	$702	$876	(11)%	1%	$2,730	$2,721	—%

Average common shares and equivalents outstanding: Basic	844,088	869,460	882,558	889,928	889,499	(3)%	(5)%	865,374	891,050	(3)%
Diluted	849,028	873,475	885,655	891,846	891,069	(3)%	(5)%	869,324	892,793	(3)%

Earnings per common share: Basic	$1.04	$1.14	$0.97	$0.79	$0.98	(9)%	6%	$3.15	$3.05	3%
Diluted	$1.04	$1.13	$0.97	$0.79	$0.98	(8)%	6%	$3.14	$3.04	3%
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEET

	2021			2020
(in millions)	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
Assets
Cash and due from banks	$6,752	$5,154	$5,991	$6,252	$4,104
Interest-bearing deposits with the Federal Reserve and other central banks	126,959	126,355	125,524	141,775	106,185
Interest-bearing deposits with banks	20,057	21,270	23,763	17,300	19,027
Federal funds sold and securities purchased under resale agreements	28,497	29,762	28,263	30,907	29,647
Securities	157,274	155,906	155,844	156,441	155,339
Trading assets	17,854	15,520	16,884	15,272	13,074
Loans	64,328	63,547	60,732	56,469	55,491
Allowance for loan losses	(233)	(269)	(327)	(358)	(325)
Net loans	64,095	63,278	60,405	56,111	55,166
Premises and equipment	3,422	3,442	3,521	3,602	3,617
Accrued interest receivable	464	492	485	510	489
Goodwill	17,420	17,487	17,469	17,496	17,357
Intangible assets	2,941	2,964	2,983	3,012	3,026
Other assets	24,798	25,333	23,852	20,955	21,367
Total assets	$470,533	$466,963	$464,984	$469,633	$428,398
Liabilities
Deposits	$343,139	$338,670	$336,768	$341,545	$296,312
Federal funds purchased and securities sold under repurchase agreements	11,973	12,425	15,150	11,305	15,907
Trading liabilities	5,152	6,451	4,566	6,031	6,084
Payables to customers and broker-dealers	26,002	23,704	23,827	25,085	23,514
Commercial paper	—	—	—	—	671
Other borrowed funds	767	451	348	350	420
Accrued taxes and other expenses	5,609	5,213	4,916	5,696	5,347
Other liabilities	8,796	8,626	8,656	7,517	8,675
Long-term debt	25,043	25,629	25,350	25,984	26,121
Total liabilities	426,481	421,169	419,581	423,513	383,051
Temporary equity
Redeemable noncontrolling interests	178	169	187	176	179
Permanent equity
Preferred stock	4,541	4,541	4,541	4,541	4,532
Common stock	14	14	14	14	14
Additional paid-in capital	28,075	28,006	27,928	27,823	27,741
Retained earnings	36,125	35,540	34,822	34,241	33,821
Accumulated other comprehensive loss, net of tax	(2,003)	(1,670)	(1,819)	(985)	(1,359)
Less: Treasury stock, at cost	(23,151)	(21,150)	(20,532)	(19,833)	(19,832)
Total The Bank of New York Mellon Corporation shareholders’ equity	43,601	45,281	44,954	45,801	44,917
Nonredeemable noncontrolling interests of consolidated investment management funds	273	344	262	143	251
Total permanent equity	43,874	45,625	45,216	45,944	45,168
Total liabilities, temporary equity and permanent equity	$470,533	$466,963	$464,984	$469,633	$428,398

THE BANK OF NEW YORK MELLON CORPORATION
FEE AND OTHER REVENUE

						3Q21 vs.				YTD21 vs.
(dollars in millions)	3Q21	2Q21	1Q21	4Q20	3Q20	2Q21	3Q20	YTD21	YTD20	YTD20
Investment services fees:
Asset servicing fees (a)	$1,175	$1,155	$1,154	$1,099	$1,128	2%	4%	$3,484	$3,353	4%
Securities lending revenue	48	45	45	39	40	7	20	138	147	(6)
Clearing services fees (b)	423	435	455	418	397	(3)	7	1,313	1,298	1
Issuer services fees	280	281	245	257	295	—	(5)	806	835	(3)
Treasury services fees	165	160	157	156	152	3	9	482	445	8
Total investment services fees	2,091	2,076	2,056	1,969	2,012	1	4	6,223	6,078	2
Investment management and performance fees:
Investment management fees (c)	892	875	850	839	828	2	8	2,617	2,421	8
Performance fees	21	14	40	45	7	N/M	N/M	75	62	21
Total investment management and performance fees (d)	913	889	890	884	835	3	9	2,692	2,483	8
Foreign exchange revenue	185	184	231	187	149	1	24	600	587	2
Financing-related fees	48	48	51	46	49	—	(2)	147	166	(11)
Distribution and servicing	28	27	29	28	29	4	(3)	84	87	(3)
Total fee revenue	3,265	3,224	3,257	3,114	3,074	1	6	9,746	9,401	4
Investment and other income:
Income (loss) from consolidated investment management funds	(7)	13	17	41	27	N/M	N/M	23	43	N/M
Seed capital gains (e)	7	18	3	22	9	N/M	N/M	28	1	N/M
Other trading revenue (loss)	20	(1)	(7)	(31)	(14)	N/M	N/M	12	44	N/M
Renewable energy investment (losses)	(42)	(41)	(81)	(27)	(34)	N/M	N/M	(164)	(102)	N/M
Corporate/bank-owned life insurance	33	29	33	43	33	N/M	N/M	95	105	N/M
Other investments gains (f)	70	23	11	18	11	N/M	N/M	104	17	N/M
Disposal gains (losses)	7	6	—	(61)	—	N/M	N/M	13	—	N/M
Expense reimbursements from joint venture	25	25	23	22	23	N/M	N/M	73	63	N/M
Other income	14	17	10	16	6	N/M	N/M	41	69	N/M
Total investment and other income	127	89	9	43	61	N/M	N/M	225	240	N/M
Net securities gains	2	2	—	6	9	N/M	N/M	4	27	N/M
Total other revenue	129	91	9	49	70	N/M	N/M	229	267	N/M
Total fee and other revenue	$3,394	$3,315	$3,266	$3,163	$3,144	2%	8%	$9,975	$9,668	3%
(a) Asset servicing fees include the fees from the Clearance and Collateral Management business.
(b) Clearing services fees are almost entirely earned by our Pershing business.
(c) Excludes seed capital gains (losses) related to consolidated investment management funds.
(d) On a constant currency basis (Non-GAAP), investment management and performance fees increased 7% compared with 3Q20. See "Supplemental Information – Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 16 for the reconciliation of this Non-GAAP measure.

(e) Includes gains (losses) on investments in BNY Mellon funds which hedge deferred incentive awards.
(f) Includes strategic equity, private equity and other investments.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
AVERAGE BALANCES AND INTEREST RATES
	3Q21		2Q21		1Q21		4Q20			3Q20
	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate		Average balance	Average rate
(dollars in millions; average rates are annualized)
Assets
Interest-earning assets:
Interest-bearing deposits with the Federal Reserve and other central banks	$108,110	(0.07)%	$114,564	(0.09)%	$125,930	(0.05)%	$112,274	(0.04)%		$90,670	(0.04)%
Interest-bearing deposits with banks (primarily foreign banks)	20,465	0.22	22,465	0.20	21,313	0.27	19,281	0.32		19,202	0.42
Federal funds sold and securities purchased under resale agreements (a)	29,304	0.44	27,857	0.36	29,186	0.44	28,389	0.55		30,342	0.63
Margin loans	20,374	1.02	18,995	1.04	15,891	1.14	14,097	1.23		12,870	1.24
Non-margin loans:
Domestic offices	36,872	1.90	36,455	1.90	31,218	2.02	30,855	2.08		30,053	2.12
Foreign offices	3,960	1.11	5,070	1.14	9,680	1.18	9,776	1.31		10,693	1.45
Total non-margin loans	40,832	1.82	41,525	1.81	40,898	1.82	40,631	1.90		40,746	1.94
Securities:
U.S. government obligations	36,255	0.73	33,212	0.71	28,759	0.90	27,783	0.91	(b)	30,073	1.00	(b)
U.S. government agency obligations	70,199	1.34	72,809	1.34	77,623	1.40	79,712	1.46	(b)	78,300	1.58	(b)
State and political subdivisions (c)	2,628	2.07	2,768	1.94	2,526	1.92	2,104	2.01	(b)	1,500	2.51	(b)
Other securities (c)	47,334	0.94	47,451	0.95	47,030	0.99	46,280	0.98	(b)	46,719	0.98	(b)
Total investment securities (c)	156,416	1.09	156,240	1.10	155,938	1.19	155,879	1.23		156,592	1.30
Trading securities (c)	5,564	0.53	6,639	0.72	8,141	0.95	8,123	0.95		7,212	0.91
Total securities (c)	161,980	1.07	162,879	1.08	164,079	1.18	164,002	1.22		163,804	1.28
Total interest-earning assets (c)	$381,065	0.73%	$388,285	0.71%	$397,297	0.75%	$378,674	0.82%		$357,634	0.92%
Noninterest-earning assets	65,696		64,044		63,082		58,814			57,231
Total assets	$446,761		$452,329		$460,379		$437,488			$414,865
Liabilities and equity
Interest-bearing liabilities:
Interest-bearing deposits:
Domestic offices	$123,617	(0.02)%	$126,953	(0.02)%	$128,543	(0.02)%	$119,012	(0.02)%		$102,767	(0.01)%
Foreign offices	109,746	(0.14)	112,513	(0.15)	116,572	(0.10)	112,306	(0.10)		108,733	(0.09)
Total interest-bearing deposits	233,363	(0.08)	239,466	(0.08)	245,115	(0.06)	231,318	(0.06)		211,500	(0.05)
Federal funds purchased and securities sold under repurchase agreements (a)	13,415	0.08	13,773	(0.17)	15,288	(0.07)	14,452	0.01		16,850	0.13
Trading liabilities	2,821	0.11	2,282	0.38	2,227	0.53	2,408	0.72		2,692	0.30
Other borrowed funds	383	2.53	298	2.21	331	2.01	338	1.71		873	1.40
Commercial paper	11	0.07	—	—	—	—	275	0.10		2,274	0.09
Payables to customers and broker-dealers	16,648	(0.01)	16,811	(0.01)	17,691	(0.01)	17,521	(0.01)		18,501	(0.01)
Long-term debt	25,751	1.39	25,275	1.43	26,199	1.81	25,704	1.88		26,511	2.01
Total interest-bearing liabilities	$292,392	0.07%	$297,905	0.05%	$306,851	0.11%	$292,016	0.13%		$279,201	0.16%
Total noninterest-bearing deposits	85,581		85,802		83,429		75,840			67,610
Other noninterest-bearing liabilities	24,164		23,317		24,556		23,783			23,393
Total The Bank of New York Mellon Corporation shareholders’ equity	44,296		44,934		45,261		45,539			44,456
Noncontrolling interests	328		371		282		310			205
Total liabilities and equity	$446,761		$452,329		$460,379		$437,488			$414,865
Net interest margin		0.67%		0.67%		0.66%		0.72%			0.79%
Net interest margin (FTE) – Non-GAAP (d)		0.68%		0.67%		0.67%		0.72%			0.79%
(a) Includes the average impact of offsetting under enforceable netting agreements of approximately $47 billion for 3Q21, $41 billion for 2Q21, $37 billion for 1Q21, $41 billion for 4Q20 and $43 billion for 3Q20. On a Non-GAAP basis, excluding the impact of offsetting, the yield on federal funds sold and securities purchased under resale agreements would have been 0.17% for 3Q21, 0.15% for 2Q21, 0.19% for 1Q21, 0.23% for 4Q20 and 0.26% for 3Q20. On a Non-GAAP basis, excluding the impact of offsetting, the rate on federal funds purchased and securities sold under repurchase agreements would have been 0.02% for 3Q21, (0.04)% for 2Q21, (0.02)% for 1Q21, 0.00% for 4Q20 and 0.04% for 3Q20. We believe providing the rates excluding the impact of netting is useful to investors as it is more reflective of the actual rates earned and paid.

(b) In 2Q21, we reclassified the impact of hedging within the categories comprising total investment securities to align the impact of hedging with the securities being hedged and reclassified prior periods to be comparable. The change reduced the income and average rates previously reported for U.S. government obligations and U.S. government agency obligations and increased the income and average rates for Other securities.

(c) Average rates were calculated on an FTE basis, at tax rates of approximately 21%.
(d) See "Supplemental Information – Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 16 for the reconciliation of this Non-GAAP measure.

THE BANK OF NEW YORK MELLON CORPORATION
CAPITAL AND LIQUIDITY

	2021				2020
(dollars in millions)	Sept. 30	June 30	March 31		Dec. 31		Sept. 30
Consolidated regulatory capital ratios (a)
Standardized Approach:
CET1 capital	$19,848	$21,456	$21,090		$21,875		$21,171
Tier 1 capital	24,296	25,896	25,534		26,310		25,611
Total capital	25,820	27,464	27,190		28,038		27,327
Risk-weighted assets	169,261	169,885	167,510		163,848		156,698

CET1 ratio	11.7%	12.6%	12.6%		13.4%		13.5%
Tier 1 capital ratio	14.4	15.2	15.2		16.1		16.3
Total capital ratio	15.3	16.2	16.2		17.1		17.4

Advanced Approaches:
CET1 capital	$19,848	$21,456	$21,090		$21,875		$21,171
Tier 1 capital	24,296	25,896	25,534		26,310		25,611
Total capital	25,538	27,183	26,908		27,795		27,081
Risk-weighted assets	167,445	169,380	167,035		166,426		163,108

CET1 ratio	11.9%	12.7%	12.6%		13.1%		13.0%
Tier 1 capital ratio	14.5	15.3	15.3		15.8		15.7
Total capital ratio	15.3	16.0	16.1		16.7		16.6

Tier 1 leverage ratio:
Average assets for Tier 1 leverage ratio	$427,465	$432,954	$440,968		$417,982		$394,945
Tier 1 leverage ratio	5.7%	6.0%	5.8%		6.3%		6.5%

SLR:
Leverage exposure	$347,457	$346,455	$314,334	(b)	$304,823	(b)	$300,265	(b)
SLR	7.0%	7.5%	8.1%	(b)	8.6%	(b)	8.5%	(b)

Average liquidity coverage ratio	111%	110%	110%		110%		111%
(a) Regulatory capital ratios for Sept. 30, 2021 are preliminary. For our CET1, Tier 1 capital and Total capital ratios, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for Sept. 30, 2021, June 30, 2021 and March 31, 2021 was the Standardized Approach for the CET1 and Tier 1 capital ratios and the Advanced Approaches for the Total capital ratio, and for Dec. 31, 2020 and Sept. 30, 2020, was the Advanced Approaches.

(b) Reflects the temporary exclusion of U.S. Treasury securities from the leverage exposure used in the SLR calculation which increased our consolidated SLR by 68 basis points at March 31, 2021, 72 basis points at Dec. 31, 2020 and 78 basis points at Sept. 30, 2020. The temporary exclusion ceased to apply beginning April 1, 2021.

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT SERVICES BUSINESS

						3Q21 vs.				YTD21 vs.
(dollars in millions)	3Q21	2Q21	1Q21	4Q20	3Q20	2Q21	3Q20	YTD21	YTD20	YTD20
Revenue:
Investment services fees:
Asset servicing fees (ex. securities lending revenue) (a)	$1,171	$1,150	$1,150	$1,094	$1,119	2%	5%	$3,471	$3,333	4%
Securities lending revenue	45	42	41	36	37	7	22	128	134	(4)
Clearing services fees (b)	423	435	455	418	397	(3)	7	1,313	1,298	1
Issuer services fees	280	281	245	257	295	—	(5)	806	835	(3)
Treasury services fees	164	160	157	156	152	3	8	481	445	8
Total investment services fees	2,083	2,068	2,048	1,961	2,000	1	4	6,199	6,045	3
Foreign exchange revenue	148	152	193	163	126	(3)	17	493	518	(5)
Other (c)	147	116	104	111	120	27	23	367	458	(20)
Total fee and other revenue	2,378	2,336	2,345	2,235	2,246	2	6	7,059	7,021	1
Net interest revenue	632	643	645	670	681	(2)	(7)	1,920	2,255	(15)
Total revenue	3,010	2,979	2,990	2,905	2,927	1	3	8,979	9,276	(3)
Provision for credit losses	(35)	(77)	(79)	31	(10)	N/M	N/M	(191)	284	N/M
Noninterest expense (ex. amortization of intangible assets)	2,200	2,040	2,084	2,157	2,002	8	10	6,324	5,942	6
Amortization of intangible assets	11	12	17	17	18	(8)	(39)	40	54	(26)
Total noninterest expense	2,211	2,052	2,101	2,174	2,020	8	9	6,364	5,996	6
Income before taxes	$834	$1,004	$968	$700	$917	(17)%	(9)%	$2,806	$2,996	(6)%

Pre-tax operating margin	28%	34%	32%	24%	31%			31%	32%

Total revenue by line of business:
Asset Servicing	$1,437	$1,382	$1,424	$1,357	$1,354	4%	6%	$4,243	$4,348	(2)%
Pershing	566	590	605	563	538	(4)	5	1,761	1,769	—
Issuer Services	400	405	363	385	435	(1)	(8)	1,168	1,285	(9)
Treasury Services	326	319	317	325	323	2	1	962	1,002	(4)
Clearance and Collateral Management	281	283	281	275	277	(1)	1	845	872	(3)
Total revenue by line of business	$3,010	$2,979	$2,990	$2,905	$2,927	1%	3%	$8,979	$9,276	(3)%
(a) Asset servicing fees include the fees from the Clearance and Collateral Management business.
(b) Clearing services fees are almost entirely earned by our Pershing business.
(c) Other revenue includes investment management and performance fees, financing-related fees, distribution and servicing revenue, securities gains and losses and investment and other income.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT SERVICES BUSINESS

						3Q21 vs.				YTD21 vs.
(dollars in millions, unless otherwise noted)	3Q21	2Q21	1Q21	4Q20	3Q20	2Q21	3Q20	YTD21	YTD20	YTD20
Average loans	$47,430	$46,845	$43,468	$41,437	$40,308	1%	18%	$45,929	$41,731	10%
Average assets	$379,273	$383,330	$385,054	$358,270	$329,324	(1)%	15%	$382,531	$322,924	18%
Average deposits	$308,645	$313,923	$315,088	$292,631	$263,621	(2)%	17%	$312,528	$258,112	21%

AUC/A at period end (in trillions) (a)(b)	$45.3	$45.0	$41.7	$41.1	$38.6	1%	17%
Market value of securities on loan at period end (in billions) (c)	$443	$456	$445	$435	$378	(3)%	17%

Pershing
Net new assets (U.S. platform) (in billions) (d)	$7	$40	$28	$28	$12	N/M	N/M
Average active clearing accounts (U.S. platform) (in thousands)	6,849	6,889	6,757	6,635	6,556	(1)%	4%
Average long-term mutual fund assets (U.S. platform)	$736,843	$730,954	$678,556	$630,086	$597,312	1%	23%
Average investor margin loans (U.S. platform)	$13,050	$12,097	$10,937	$10,097	$9,350	8%	40%

Clearance and Collateral Management
Average tri-party collateral management balances (in billions)	$4,516	$3,898	$3,638	$3,555	$3,417	16%	32%
(a) Sept. 30, 2021 information is preliminary.
(b) Consists of AUC/A primarily from the Asset Servicing business and, to a lesser extent, the Clearance and Collateral Management, Issuer Services, Pershing and Wealth Management businesses. Includes the AUC/A of CIBC Mellon of $1.7 trillion at Sept. 30, 2021 and June 30, 2021, $1.6 trillion at March 31, 2021, $1.5 trillion at Dec. 31, 2020 and $1.4 trillion at Sept. 30, 2020.

(c) Represents the total amount of securities on loan in our agency securities lending program managed by the Investment Services business. Excludes securities for which BNY Mellon acts as agent on behalf of CIBC Mellon clients, which totaled $68 billion at Sept. 30, 2021, $63 billion at June 30, 2021, $64 billion at March 31, 2021, $68 billion at Dec. 31, 2020 and $62 billion at Sept. 30, 2020.

(d) Net new assets represent net flows of assets excluding dividends and interest (e.g., net cash deposits and net securities transfers) in customer accounts in Pershing LLC, a U.S. broker-dealer.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT AND WEALTH MANAGEMENT BUSINESS

						3Q21 vs.				YTD21 vs.
(dollars in millions)	3Q21	2Q21	1Q21	4Q20	3Q20	2Q21	3Q20	YTD21	YTD20	YTD20
Revenue:
Investment management fees (a)	$893	$876	$850	$839	$828	2%	8%	$2,619	$2,422	8%
Performance fees	21	14	40	45	7	N/M	200	75	62	21
Investment management and performance fees (b)	914	890	890	884	835	3	9	2,694	2,484	8
Distribution and servicing	28	28	28	29	31	—	(10)	84	108	(22)
Other (a)	43	34	25	27	5	N/M	N/M	102	(37)	N/M
Total fee and other revenue (a)	985	952	943	940	871	3	13	2,880	2,555	13
Net interest revenue	47	47	48	50	47	—	—	142	147	(3)
Total revenue	1,032	999	991	990	918	3	12	3,022	2,702	12
Provision for credit losses	(7)	(4)	4	(8)	12	N/M	N/M	(7)	28	N/M
Noninterest expense (ex. amortization of intangible assets)	684	669	702	678	653	2	5	2,055	1,990	3
Amortization of intangible assets	7	8	7	9	8	(13)	(13)	22	24	(8)
Total noninterest expense	691	677	709	687	661	2	5	2,077	2,014	3
Income before taxes	$348	$326	$278	$311	$245	7%	42%	$952	$660	44%

Pre-tax operating margin	34%	33%	28%	32%	27%			31%	24%
Adjusted pre-tax operating margin – Non-GAAP (c)	36%	35%	30%	34%	29%			34%	27%

Total revenue by line of business:
Investment Management	$727	$700	$698	$714	$641	4%	13%	$2,125	$1,882	13%
Wealth Management	305	299	293	276	277	2	10	897	820	9
Total revenue by line of business	$1,032	$999	$991	$990	$918	3%	12%	$3,022	$2,702	12%

Average loans	$12,248	$11,871	$11,610	$11,497	$11,503	3%	6%	$11,912	$11,805	1%
Average assets	$30,195	$30,370	$32,066	$30,804	$30,160	(1)%	—%	$30,870	$30,343	2%
Average deposits	$17,270	$17,466	$19,177	$18,144	$17,570	(1)%	(2)%	$17,964	$17,070	5%
(a) Total fee and other revenue is net of income attributable to noncontrolling interests related to consolidated investment management funds. Additionally, other revenue includes asset servicing fees, treasury services fees, foreign exchange revenue and investment and other income.

(b) On a constant currency basis (Non-GAAP), investment management and performance fees increased 8% compared with 3Q20. See "Supplemental Information – Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 16 for the reconciliation of this Non-GAAP measure.

(c) Net of distribution and servicing expense. See "Supplemental Information – Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 16 for the reconciliation of this Non-GAAP measure.

N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
AUM BY PRODUCT, AUM FLOWS AND WEALTH MANAGEMENT CLIENT ASSETS

						3Q21 vs.				YTD21 vs.
(dollars in billions)	3Q21	2Q21	1Q21	4Q20	3Q20	2Q21	3Q20	YTD21	YTD20	YTD20
AUM by product type (a)(b)
Equity	$180	$187	$173	$170	$149	(4)%	21%
Fixed income	269	272	261	259	241	(1)	12
Index	436	440	419	393	350	(1)	25
Liability-driven investments	843	841	802	855	788	—	7
Multi-asset and alternative investments	218	222	214	209	193	(2)	13
Cash	364	358	345	325	320	2	14
Total AUM by product type	$2,310	$2,320	$2,214	$2,211	$2,041	—%	13%

Changes in AUM (a)(b)
Beginning balance of AUM	$2,320	$2,214	$2,211	$2,041	$1,961			$2,211	$1,910
Net inflows (outflows):
Long-term strategies:
Equity	(5)	(3)	—	(2)	(4)			(8)	(8)
Fixed income	1	8	8	5	1			17	5
Liability-driven investments	16	11	8	15	14			35	7
Multi-asset and alternative investments	(2)	1	(2)	—	(3)			(3)	(4)
Total long-term active strategies inflows	10	17	14	18	8			41	—
Index	(3)	(5)	3	(3)	(3)			(5)	9
Total long-term strategies inflows	7	12	17	15	5			36	9
Short-term strategies:
Cash	7	13	19	5	(10)			39	44
Total net inflows (outflows)	14	25	36	20	(5)			75	53
Net market impact	4	79	(36)	93	41			47	93
Net currency impact	(28)	2	3	57	44			(23)	(15)
Ending balance of AUM	$2,310	$2,320	$2,214	$2,211	$2,041	—%	13%	$2,310	$2,041	13%

Wealth Management client assets (a)(c)	$307	$305	$292	$286	$265	1%	16%
(a) Sept. 30, 2021 information is preliminary.
(b) Excludes securities lending cash management assets and assets managed in the Investment Services business.
(c) Includes AUM and AUC/A in the Wealth Management business.

THE BANK OF NEW YORK MELLON CORPORATION
OTHER SEGMENT

(in millions)	3Q21	2Q21	1Q21	4Q20	3Q20	YTD21	YTD20
Fee revenue	$12	$13	$9	$11	$7	$34	$23
Other revenue	23	9	(36)	(28)	13	(4)	65
Total fee and other revenue	35	22	(27)	(17)	20	30	88
Net interest (expense)	(38)	(45)	(38)	(40)	(25)	(121)	(105)
Total revenue	(3)	(23)	(65)	(57)	(5)	(91)	(17)
Provision for credit losses	(3)	(5)	(8)	(8)	7	(16)	9
Noninterest expense	16	49	41	64	—	106	69
(Loss) before taxes	$(16)	$(67)	$(98)	$(113)	$(12)	$(181)	$(95)

Average loans and leases	$1,528	$1,804	$1,711	$1,794	$1,805	$1,680	$1,861
Average assets	$37,293	$38,629	$43,259	$48,414	$55,381	$39,705	$51,936

THE BANK OF NEW YORK MELLON CORPORATION
SECURITIES PORTFOLIO

(dollars in millions)	June 30, 2021		3Q21 change in unrealized gain (loss)	Sept. 30, 2021			Fair value as a % of amortized cost (a)	Unrealized gain (loss)		% Floating rate		Ratings (c)
				Amortized cost	Fair value							AAA/ AA-	A+/ A-	BBB+/ BBB-	BB+ and lower	A1+/ A2 & SP-1	Not rated
	Fair value										(b)
Agency RMBS	$53,944		$(100)	$52,223	$52,913		101%	$690		13%		100%	—%	—%	—%	—%	—%
U.S. Treasury	34,267		(31)	35,920	36,044		100	124		53		100	—	—	—	—	—
Sovereign debt/sovereign guaranteed	14,209		(34)	13,968	14,045		101	77		15		77	5	17	1	—	—
Agency commercial MBS	11,678		(78)	12,309	12,549		102	240		24		100	—	—	—	—	—
Supranational	8,157		(17)	7,985	8,004		100	19		56		100	—	—	—	—	—
Foreign covered bonds	6,793		(12)	6,917	6,946		100	29		37		100	—	—	—	—	—
U.S. government agencies	5,460		(8)	5,420	5,426		100	6		25		100	—	—	—	—	—
CLOs	5,139		—	5,202	5,204		100	2		100		99	—	—	1	—	—
Non-agency commercial MBS	3,263		(23)	3,108	3,167		102	59		25		100	—	—	—	—	—
Foreign government agencies	2,708		(6)	2,670	2,679		100	9		17		92	8	—	—	—	—
State and political subdivisions	2,621		(17)	2,665	2,659		100	(6)		—		87	10	—	—	2	1
Non-agency RMBS (d)	2,530		(7)	2,515	2,647		105	132		44		77	4	—	9	—	10
Other asset-backed securities	2,456		(5)	2,307	2,312		100	5		16		100	—	—	—	—	—
Corporate bonds	2,347		(17)	2,395	2,377		99	(18)		—		15	67	18	—	—	—
Other	1		—	1	1		100	—		—		—	—	—	—	—	100
Total securities	$155,573	(e)	$(355)	$155,605	$156,973	(e)(f)	101%	$1,368	(e)(g)	30%		96%	2%	2%	—%	—%	—%
(a) Amortized cost reflects historical impairments, and is net of allowance for credit losses.
(b) Includes the impact of hedges.
(c) Represents ratings by S&P, or the equivalent.
(d) Includes RMBS that were included in the former Grantor Trust of $416 million at June 30, 2021 and $387 million at Sept. 30, 2021.
(e) Includes net unrealized losses on derivatives hedging securities available-for-sale (including terminated hedges) of $927 million at June 30, 2021 and $742 million at Sept. 30, 2021.
(f) The fair value of available-for-sale securities totaled $100,265 million at Sept. 30, 2021, net of hedges, or 64% of the fair value of the securities portfolio, net of hedges. The fair value of the held-to-maturity securities totaled $56,708 million at Sept. 30, 2021, or 36% of the fair value of the securities portfolio, net of hedges.

(g) At Sept. 30, 2021, unrealized gains of $927 million related to available-for-sale securities, net of hedges, and $441 million related to held-to-maturity securities.
Note: The amortizable purchase premium (net of discount) relating to securities was $2,005 million at Sept. 30, 2021 and the amortization of that net purchase premium was $157 million in 3Q21.

THE BANK OF NEW YORK MELLON CORPORATION
ALLOWANCE FOR CREDIT LOSSES AND NONPERFORMING ASSETS

	2021			2020
(dollars in millions)	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
Allowance for credit losses – beginning of period:
Allowance for loan losses	$269	$327	$358	$325	$302
Allowance for lending-related commitments	50	73	121	135	152
Allowance for other financial instruments (a)	16	19	22	26	21
Allowance for credit losses – beginning of period	$335	$419	$501	$486	$475

Net (charge-offs) recoveries:
Charge-offs	—	(1)	(1)	(1)	—
Recoveries	1	3	2	1	2
Total net recoveries	1	2	1	—	2
Provision for credit losses (b)	(45)	(86)	(83)	15	9
Allowance for credit losses - end of period	$291	$335	$419	$501	$486

Allowance for credit losses – end of period:
Allowance for loan losses	$233	$269	$327	$358	$325
Allowance for lending-related commitments	40	50	73	121	135
Allowance for other financial instruments (a)	18	16	19	22	26
Allowance for credit losses – end of period	$291	$335	$419	$501	$486

Allowance for loan losses as a percentage of total loans	0.36%	0.42%	0.54%	0.63%	0.59%

Nonperforming assets	$108	$90	$112	$89	$84
(a) Includes allowance for credit losses on federal funds sold and securities purchased under resale agreements, available-for-sale securities, accounts receivable, cash and due from banks and interest-bearing deposits with banks.

(b) Includes all other instruments within the scope of ASU 2016-13, Financial Instruments – Credit Losses: Measurement of Credit Losses on Financial Instruments.

THE BANK OF NEW YORK MELLON CORPORATION
SUPPLEMENTAL INFORMATION – EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES

BNY Mellon has included in this Financial Supplement certain Non-GAAP financial measures on a tangible basis as a supplement to GAAP information, which exclude goodwill and intangible assets, net of deferred tax liabilities. We believe that the return on tangible common equity – Non-GAAP is additional useful information for investors because it presents a measure of those assets that can generate income, and the tangible book value per common share – Non-GAAP is additional useful information because it presents the level of tangible assets in relation to shares of common stock outstanding.

Net interest revenue, on a fully taxable equivalent ("FTE") basis – Non-GAAP and net interest margin (FTE) – Non-GAAP and other FTE measures include the tax equivalent adjustments on tax-exempt income which allows for the comparison of amounts arising from both taxable and tax-exempt sources and is consistent with industry practice. The adjustment to an FTE basis has no impact on net income.

BNY Mellon has also included the adjusted pre-tax operating margin – Non-GAAP, which is the pre-tax operating margin for the Investment and Wealth Management business, net of distribution and servicing expense that was passed to third parties who distribute or service our managed funds. We believe that this measure is useful when evaluating the performance of the Investment and Wealth Management business relative to industry competitors.

The presentation of the growth rates of investment management and performance fees on a constant currency basis permits investors to assess the significance of changes in foreign currency exchange rates. Growth rates on a constant currency basis were determined by applying the current period foreign currency exchange rates to the prior period revenue. We believe that this presentation, as a supplement to GAAP information, gives investors a clearer picture of the related revenue results without the variability caused by fluctuations in foreign currency exchange rates.

Notes:
Certain immaterial reclassifications/revisions have been made to prior periods to place them on a basis comparable with the current period's presentation.

In businesses where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.

Return on common and tangible common equity ratios are annualized.

Return on common equity and tangible common equity reconciliation
(dollars in millions)	3Q21	2Q21	1Q21	4Q20	3Q20	YTD21	YTD20
Net income applicable to common shareholders of The Bank of New York Mellon Corporation – GAAP	$881	$991	$858	$702	$876	$2,730	$2,721
Add: Amortization of intangible assets	19	20	24	26	26	63	78
Less: Tax impact of amortization of intangible assets	4	5	6	6	7	15	19
Adjusted net income applicable to common shareholders of The Bank of New York Mellon Corporation, excluding amortization of intangible assets – Non-GAAP	$896	$1,006	$876	$722	$895	$2,778	$2,780

Average common shareholders’ equity	$39,755	$40,393	$40,720	$40,712	$39,924	$40,286	$38,693
Less: Average goodwill	17,474	17,517	17,494	17,411	17,357	17,495	17,304
Average intangible assets	2,953	2,975	3,000	3,019	3,039	2,976	3,062
Add: Deferred tax liability – tax deductible goodwill	1,173	1,163	1,153	1,144	1,132	1,173	1,132
Deferred tax liability – intangible assets	673	675	665	667	666	673	666
Average tangible common shareholders’ equity – Non-GAAP	$21,174	$21,739	$22,044	$22,093	$21,326	$21,661	$20,125

Return on common equity – GAAP	8.8%	9.8%	8.5%	6.9%	8.7%	9.1%	9.4%
Return on tangible common equity – Non-GAAP	16.8%	18.6%	16.1%	13.0%	16.7%	17.1%	18.5%

THE BANK OF NEW YORK MELLON CORPORATION
SUPPLEMENTAL INFORMATION – EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES
Book value and tangible book value per common share reconciliation	2021			2020
(dollars in millions, except common shares)	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
BNY Mellon shareholders’ equity at period end – GAAP	$43,601	$45,281	$44,954	$45,801	$44,917
Less: Preferred stock	4,541	4,541	4,541	4,541	4,532
BNY Mellon common shareholders’ equity at period end – GAAP	39,060	40,740	40,413	41,260	40,385
Less: Goodwill	17,420	17,487	17,469	17,496	17,357
Intangible assets	2,941	2,964	2,983	3,012	3,026
Add: Deferred tax liability – tax deductible goodwill	1,173	1,163	1,153	1,144	1,132
Deferred tax liability – intangible assets	673	675	665	667	666
BNY Mellon tangible common shareholders’ equity at period end – Non-GAAP	$20,545	$22,127	$21,779	$22,563	$21,800

Period-end common shares outstanding (in thousands)	825,821	863,174	875,481	886,764	886,136

Book value per common share – GAAP	$47.30	$47.20	$46.16	$46.53	$45.58
Tangible book value per common share – Non-GAAP	$24.88	$25.64	$24.88	$25.44	$24.60

Net interest margin reconciliation
(dollars in millions)	3Q21	2Q21	1Q21	4Q20	3Q20
Net interest revenue – GAAP	$641	$645	$655	$680	$703
Add: Tax equivalent adjustment	3	3	3	3	2
Net interest revenue (FTE) – Non-GAAP	$644	$648	$658	$683	$705

Average interest-earning assets	$381,065	$388,285	$397,297	$378,674	$357,634

Net interest margin – GAAP (a)	0.67%	0.67%	0.66%	0.72%	0.79%
Net interest margin (FTE) – Non-GAAP (a)	0.68%	0.67%	0.67%	0.72%	0.79%
(a) Net interest margin is annualized.

THE BANK OF NEW YORK MELLON CORPORATION
SUPPLEMENTAL INFORMATION – EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES
Pre-tax operating margin reconciliation - Investment and Wealth Management business
(dollars in millions)	3Q21	2Q21	1Q21	4Q20	3Q20	YTD21	YTD20
Income before income taxes – GAAP	$348	$326	$278	$311	$245	$952	$660

Total revenue – GAAP	$1,032	$999	$991	$990	$918	$3,022	$2,702
Less: Distribution and servicing expense	76	74	75	76	85	225	262
Adjusted total revenue, net of distribution and servicing expense – Non-GAAP	$956	$925	$916	$914	$833	$2,797	$2,440

Pre-tax operating margin – GAAP (a)	34%	33%	28%	32%	27%	31%	24%
Adjusted pre-tax operating margin, net of distribution and servicing expense – Non-GAAP (a)	36%	35%	30%	34%	29%	34%	27%
(a) Income before income taxes divided by total revenue.

Constant currency reconciliations			3Q21 vs.
(dollars in millions)	3Q21	3Q20	3Q20
Consolidated:
Investment management and performance fees – GAAP	$913	$835	9%
Impact of changes in foreign currency exchange rates	—	15
Adjusted investment management and performance fees – Non-GAAP	$913	$850	7%

Investment and Wealth Management business:
Investment management and performance fees – GAAP	$914	$835	9%
Impact of changes in foreign currency exchange rates	—	15
Adjusted investment management and performance fees – Non-GAAP	$914	$850	8%